Lease Arrangements (Tables)	6 Months Ended
Jun. 30, 2021
Schedule of future minimum rentals, expected to be earned on non cancellable time charters

The future minimum rentals, expected to be earned on non-cancellable time charters and bareboat charters classified as operating leases consisted of the following as of June 30, 2021 (in thousands):

Remainder of 2021	$303,599
2022	548,859
2023	356,293
2024	161,609
2025	75,483
2026 and thereafter	50,014
Total future rentals	$1,495,857